Supplement to the currently effective Statement of Additional Information, dated January 1, 2002 for the Class S shares of the following listed funds:

Scudder California Tax-Free Income Fund
Scudder New York Tax-Free Income Fund


The following amends information under the section "Underwriter" in the Fund's Statement of Additional Information:

Pursuant  to  an  underwriting  agreement  dated  September  30,  2002,  Scudder
Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Distributor"), an affiliate of the Advisor, is the principal underwriter for the Class S shares of each Fund.




October 1, 2002